EXHIBIT 99.1

LETTER OF TRANSMITTAL

Offer for Any and All of the Outstanding

Zero Yield Puttable Securities due 2023

(CUSIP Nos. 205862 AL9, 205862 AK1)

in Exchange for

Zero Yield Puttable Securities due 2023

which will be Registered under

the Securities Act of 1933, as Amended,

Prior to Closing

of

Comverse Technology, Inc.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2005 UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery To:

JPMorgan Chase Bank, N.A.

Zero Yield Puttable Securities due 2023

By Hand: JPMorgan Chase Bank, N.A. Institutional Trust Services window 4 New York Plaza, 1st Floor New York, New York 10004	By Mail: JPMorgan Chase Bank, N.A. Institutional Trust Services P.O. Box 2320 Dallas, Texas 75221-2320 Attention: Frank Ivins

By Overnight Mail or Courier: JPMorgan Chase Bank, N.A. Institutional Trust Services 2001 Bryan Street, 9th Floor Dallas, Texas 75201 Attention: Frank Ivins	By Facsimile: (214) 468-6494 (For Eligible Institutions Only) Confirm by Telephone: (214) 468-6464

For Information with respect to the Exchange Offer call:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers call collect: (212) 269-5550

All Others call toll free: (800) 758-5378

The Dealer Manager for the Exchange Offer is:

Lehman Brothers

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Convertible Origination Group

(800) 438-3242 (U.S. toll-free)

(212) 526-7343 (collect)

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges that he or she has received the Preliminary Prospectus, dated                     , 2004 (the “Prospectus”), of Comverse Technology, Inc., a New York corporation (the “Company”), and this Letter of Transmittal (the “Letter”), which together constitute the Company’s offer to exchange up to $420,000,000 aggregate principal amount of the Company’s Zero Yield Puttable Securities due 2023 (the “New ZYPS”), for an aggregate principal amount of up to $420,000,000 of the Company’s issued and outstanding Zero Yield Puttable Securities due 2023 (the “Existing ZYPS”) from the registered holders thereof (the “Holders”) (the “Exchange Offer”).

For each Existing ZYPS in principal amount of $1,000 accepted for exchange, the Holder of such ZYPS will receive $1,000 in principal amount of New ZYPS.

This Letter is to be completed by a Holder and tender of Existing ZYPS is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering Existing ZYPS” section of the Prospectus. Holders who are unable to deliver confirmation of the book-entry tender of their Existing ZYPS into the Exchange Agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date must tender their Existing ZYPS according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

The Company reserves the right, at any time, or from time to time, to extend the Exchange Offer and to amend any of the terms and conditions of the Exchange Offer, other than conditions required by applicable law, at its discretion. The Company shall notify the Holders of the Existing ZYPS of any extension promptly by oral or written notice thereof.

Please read this entire Letter of Transmittal and the Prospectus carefully before checking any box below. The instructions included in this Letter of Transmittal must be followed.

YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED, WITH SIGNATURE GUARANTEE IF REQUIRED AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List in the sections provided below each issue of Existing ZYPS to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing ZYPS should be listed and attached on a separate schedule.

DESCRIPTION OF REGISTERED EXISTING ZYPS (CUSIP NO. 205862 AL9)	1	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Existing ZYPS	Principal Amount Tendered**

	Total

*       Need not be completed by holders tendering by book-entry transfer.

**     Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Existing ZYPS represented by the ZYPS indicated in column 2. See Instruction 2. Existing ZYPS tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

DESCRIPTION OF UNREGISTERED EXISTING ZYPS (CUSIP NO. 205862 AK1)	1	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Existing ZYPS	Principal Amount Tendered**

	Total

*       Need not be completed by holders tendering by book-entry transfer.

**     Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Existing ZYPS represented by the ZYPS indicated in column 2. See Instruction 2. Existing ZYPS tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

The numbers and addresses of the holders should be printed exactly as they appear on the certificate representing Existing ZYPS tendered hereby.

☐	CHECK HERE IF TENDERED EXISTING ZYPS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number                                                                    Transaction Code Number

☐	CHECK HERE IF TENDERED EXISTING ZYPS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

For Book-Entry Transfer, Complete the Following:

Account Number                     Transaction Code Number

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer (and if such Exchange Offer is extended or amended, the terms of any such extension or amendment), the undersigned hereby tenders to the Company the aggregate principal amount of Existing ZYPS indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing ZYPS tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Existing ZYPS as are being tendered hereby.

The undersigned understands that tenders of Existing ZYPS pursuant to any of the procedures described in the Prospectus and in the instructions hereto and acceptance thereof by purchaser will constitute a binding agreement between the undersigned and purchaser.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Existing ZYPS, with full power of substitution, among other things, to cause the Existing ZYPS to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing ZYPS and to acquire New ZYPS issuable upon the exchange of such tendered Existing ZYPS, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing ZYPS tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal Rights” section of the Prospectus.

The undersigned hereby represents and warrants that it is not prohibited from selling to or otherwise doing business with “U.S. Persons” and “persons subject to the jurisdiction of the United States” by any of the regulations of the U.S. Department of Treasury Office of Foreign Assets Control, pursuant to 31 C.F.R. Chapter V, or any legislation or executive orders relating thereto.

THE UNDERSIGNED, BY COMPLETING ONE OR MORE OF THE SECTIONS ENTITLED “DESCRIPTION OF REGISTERED EXISTING ZYPS” AND “DESCRIPTION OF UNREGISTERED EXISTING ZYPS” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING ZYPS AS SET FORTH IN THE SECTIONS ABOVE.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please credit the account indicated above which is maintained at the Book-Entry Transfer Facility.

SPECIAL ISSUANCE INSTRUCTION

(See Instructions 3 and 4)

To be completed ONLY if Existing ZYPS not accepted for exchange or New ZYPS are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue New ZYPS and/or unexchanged Existing ZYPS to:

Name(s)

(Please Type or Print)

(Please Type or Print)

Address

(Zip Code)

(Complete Substitute Form W-9)

☐        Credit New ZYPS and/or unexchanged Existing ZYPS delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS) (Complete Accompanying Substitute Form W-9 below)
x	,

x	,
(Signatures(s) of Owner(s))	(Date)

Area Code and Telephone Number:

If a Holder is tendering any Existing ZYPS, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Existing ZYPS or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity:

Address:

(Including Zip Code)

Tax Identification or Social Security Number:

SIGNATURE GUARANTEE (If required by Instruction 3) Signature(s) Guaranteed by an Eligible Institution: (Authorized Signature) (Title) (Name and Firm)

Dated: ,

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer for the

Outstanding Zero Yield Puttable Securities due 2023

(CUSIP Nos. 205862 AL9, 205862 AK1)

in Exchange for

Zero Yield Puttable Securities due 2023

Which Will be Registered Under

The Securities Act of 1933, as Amended,

Prior to Closing

of

Comverse Technology, Inc.

1. Delivery of this Letter; Guaranteed Delivery Procedures. This Letter, or an electronic confirmation pursuant to the Depository Trust Company’s ATOP system, is to be completed by Holders of Existing ZYPS for tenders that are made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer—Procedures for Tendering Existing ZYPS” section of the Prospectus. Book-Entry Confirmation, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof), or an electronic confirmation pursuant to the Depository Trust Company’s ATOP system, and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Existing ZYPS tendered hereby must be in denominations of principal amount of $1,000 or any integral multiple thereof.

Holders who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Existing ZYPS pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”), (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution (A) a properly completed and duly executed Letter (or a facsimile thereof), or an electronic confirmation pursuant to the Depository Trust Company’s ATOP system, and (B) Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder and the amount of Existing ZYPS tendered, stating that the tender is being made thereby and guaranteeing that within three Nasdaq trading days after the Expiration Date, a Book-Entry Confirmation and any other documents requested by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a Book-Entry Confirmation and all other documents required by this Letter, must be received by the Exchange Agent within three Nasdaq trading days after the Expiration Date.

The delivery of the Existing ZYPS and all other required documents will be deemed made only when confirmed by the Exchange Agent.

See “The Exchange Offer” section of the Prospectus.

2. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter is signed by the registered Holder of the Existing ZYPS tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the Holder of such Existing ZYPS in the Book-Entry Transfer Facility System without any change whatsoever.

If any tendered Existing ZYPS are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered Existing ZYPS are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

When this Letter is signed by the registered Holder(s) of the Existing ZYPS specified herein and tendered hereby, no separate bond powers are required. If, however, the New ZYPS are to be issued to a person other than the registered Holder, then separate bond powers are required.

If this Letter or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Signatures on bond powers required by this Instruction 2 must be guaranteed by an Eligible Institution.

Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Existing ZYPS are tendered: (i) by a registered Holder of Existing ZYPS (including any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the Holder of such Existing ZYPS) who has not completed the box entitled “Special Issuance Instructions” on this Letter, or (ii) for the account of an Eligible Institution.

3. Special Issuance Instructions. Holders tendering Existing ZYPS by book-entry transfer may request that Existing ZYPS not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Existing ZYPS not exchanged will be credited to the proper account maintained at The Depository Trust Company. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

4. Important Tax Information. Under current federal income tax law, a holder whose tendered Existing ZYPS are accepted for exchange may be subject to backup withholding unless the holder provides the Exchange Agent with either (i) such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) the holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder is an individual, the TIN is such holder’s social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to certain penalties imposed by the Internal Revenue Service.

Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 BEN, W-8ECI, W-8IMY or W-8EXP, as applicable, (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder’s exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”) for additional instructions.

If backup withholding applies, the Company is required to withhold a portion of certain payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Existing ZYPS to it or its order pursuant to the Exchange Offer, provided that such transfer taxes will not be considered to include income taxes, franchise taxes, or any other taxes that are not occasioned solely by the transfer of the Existing ZYPS. If, however, New ZYPS and/or substitute Existing ZYPS not exchanged are to be registered or issued in the name of any person other than the registered Holder of the Existing ZYPS tendered hereby, or if tendered Existing ZYPS are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Existing ZYPS to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

6. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus in accordance with applicable law.

7. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing ZYPS, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Existing ZYPS for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing ZYPS nor shall any of them incur any liability for failure to give any such notice.

8. Withdrawal Rights. Tenders of Existing ZYPS may be withdrawn (i) at any time prior to 5:00 p.m., New York City time, on the Expiration Date or (ii) at any time after                      , 2005 if the Company has not accepted the tendered Existing ZYPS for exchange by that date.

For a withdrawal of a tender of Existing ZYPS to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date or at any time after                     , 2005 if the Company has not accepted the tendered Existing ZYPS for exchange by that date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Existing ZYPS to be withdrawn (the “Depositor”), (ii) specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Existing ZYPS and otherwise comply with the procedures of such facility, (iii) contain a statement that such Holder is withdrawing his election to have such Existing ZYPS exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Existing ZYPS were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee, with respect to the Existing ZYPS, register the transfer of such Existing ZYPS in the name of the person withdrawing the tender and (v) specify the name in which such Existing ZYPS are registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Existing ZYPS so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the applicable Exchange Offer and no New ZYPS will be issued with respect thereto unless the Existing ZYPS so withdrawn are validly retendered. Any Existing ZYPS that have been tendered for exchange but which are not exchanged for any reason will be credited into the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in “The Exchange Offer – Procedures for Tendering Existing ZYPS” section of the Prospectus. Such Existing ZYPS will be credited to an account maintained with the Book-Entry Transfer Facility for the Existing ZYPS as soon as practicable after withdrawal, rejection of tender or termination of the applicable Exchange Offer. Properly withdrawn Existing ZYPS may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering and requests for Notices of Guaranteed Delivery may be directed to the Exchange Agent, at the address and telephone number indicated above. The Dealer Manager for the Exchange Offer is Lehman Brothers, 745 Seventh Avenue, 5th Floor, New York, New York 10019 Attention: Convertible Origination Group, (800) 438-3242 (U.S. toll-free), (212) 526-7343 (collect). Requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the information agent, D.F. King & Co., Inc. (the “Information Agent”), at the following address and telephone numbers:

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers call collect: (212) 269-5550

All Others call toll free: (800) 758-5378

To Be Completed by all Tendering Holders

(see Instruction 4)

Name:

Business Name, if different from above:

Check appropriate box:	☐ Individual/Sole Proprietor ☐ Partnership	☐ Corporation ☐ Other:

Address:

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”)	PARTI – please provide your TIN in the box at right and certify by signing and dating below.	TIN: Social Security Number or Employer Identification Number (if awaiting TIN write “Applied For”)
Part II – For payees exempt from backup withholding, see the attached Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

Part  III – Certification: Under penalties of perjury, I certify that:

(1)    The Number shown on this form is my correct Taxpayer Identification Number (or I am waiting for Taxpayer Identification Number to issued to me);

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).
CERTIFICATION INSTRUCTIONS – You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Signature: Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center of Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 28 percent of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number to the Payor. If I do not provide a taxpayer identification number within 60 days, any amounts withheld shall be remitted to the IRS as backup withholding.

Signature                                                                                                                       Date

The Exchange Agent for the Exchange Offer is:

JPMorgan Chase Bank, N.A.

By Hand: JPMorgan Chase Bank, N.A. Institutional Trust Services window 4 New York Plaza, 1st Floor New York, New York 10004	By Mail: JPMorgan Chase Bank, N.A. Institutional Trust Services P.O. Box 2320 Dallas, Texas 75221-2320 Attention: Frank Ivins

By Overnight Mail or Courier: JPMorgan Chase Bank, N.A. Institutional Trust Services 2001 Bryan Street, 9th Floor Dallas, Texas 75201 Attention: Frank Ivins	By Facsimile: (214) 468-6494 (For Eligible Institutions Only) Confirm by Telephone: (214) 468-6464

The Information Agent for the Exchange Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers call collect: (212) 269-5550

All Others call toll free: (800) 758-5378

The Dealer Manager for the Exchange Offer is:

Lehman Brothers

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Convertible Origination Group

(800) 438-3242 (U.S. toll-free)

(212) 526-7343 (collect)